Summary Prospectus

dated March 1, 2018

1290 Convertible Securities Fund – Class A (TNFAX), I (TNFIX) and R (TNFRX) Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s current Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2018, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com.

Investment Objective: Seeks a high level of total return.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Convertible Securities Fund	Class A Shares		Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%		None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Convertible Securities Fund	Class A Shares	Class I Shares	Class R Shares
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.50%
Other Expenses	1.12%	1.12%	1.12%
Total Annual Fund Operating Expenses	2.07%	1.82%	2.32%
Fee Waiver and/or Expense Reimbursement[2]	–0.77%	–0.77%	–0.77%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.05%	1.55%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2019 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund may invest, 12b-1 fees, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class A shares, Class I shares and Class R Shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$576	$999	$1,446	$2,684
Class I Shares	$107	$498	$913	$2,074
Class R Shares	$158	$651	$1,170	$2,597

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into common stock of the same or a different issuer. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of the underlying common stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility. The Fund’s convertible securities may include investment grade securities (i.e., those securities that are rated at least BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”)), below investment grade securities (commonly known as “high yield” or “junk bonds”) (i.e., those securities that are rated BB or lower by S&P or Fitch or Ba or lower by Moody’s) or securities that are not rated by a securities rating organization. Many convertible securities are rated below investment grade and the Fund may invest up to 80% of its assets in securities that, at the time of purchase, are rated below investment grade or those that are not rated but deemed to be of comparable quality by the Fund’s investment adviser, 1290 Asset Managers (the “Adviser”), or sub-adviser, Palisade Capital Management, L.L.C. (the “Sub-Adviser”). Such investments may include debt obligations of distressed companies. The Fund may retain the common stock issued upon conversion to permit its orderly sale or for other purposes. The Fund may invest in privately placed and restricted securities. The Fund may invest up to 15% of its net assets in illiquid securities and up to 10% of its net assets in securities of foreign issuers.

The Fund invests primarily in convertible securities of U.S. companies of any size. The Sub-Adviser typically utilizes a quantitative screening process to identify convertible securities for potential investment. Once a security is identified, the Sub-Adviser evaluates the security’s characteristics such as structure, terms and liquidity, as well as quantitative factors such as fair value, expected equity participation, total return profile and implied credit spreads. The Sub-Adviser then engages in an in-depth analysis of those securities that satisfy prior screens to select investments, including analysis of such factors as the issuer’s management, financial condition and competitive position. The Sub-Adviser may sell a security for a variety of reasons, including unexpected results (e.g., decrease in price) or changes in the credit assessment of the company (e.g., credit ratings) or to invest in other securities believed to offer superior investment opportunities. The Fund may engage in active and frequent trading to achieve its investment objective.

Under normal circumstances, up to 20% of the Fund’s net assets may be invested in other securities including: (1) common stock, nonconvertible preferred stock and other equity instruments; (2) nonconvertible debt securities; and (3) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.

The Fund also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Performance may be affected by one or more of the following risks.

The following risks are described in alphabetical order and not in order of importance or potential exposure.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.

Credit Risk: The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated, or close to default. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility, and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in such securities. If the issuer of a security held by the Fund defaults, the Fund may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. As of the date of this Prospectus, interest rates are low relative to historic levels, and are below zero in parts of the world. The Fund is subject to a greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Fund.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”), or Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”), or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk: The Fund is subject to the risk that certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. The Fund may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Fund. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Market Risk: The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably,

based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Fund. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s net asset value.

Sector Risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2017, compared to the returns of a broad-based market index. The return of the broad-based market index shown in the right hand column below is the return of the index since the inception of the share class with the longest history. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results.

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)
5.87% (2017 1st Quarter)	–2.34% (2016 1st Quarter)

Average Annual Total Returns
	One Year	Since Inception
1290 Convertible Securities Fund — Class I (Inception Date: July 6, 2015) returns before taxes	13.77%	5.67%
1290 Convertible Securities Fund — Class I (Inception Date: July 6, 2015) returns after taxes on distributions	12.16%	4.38%
1290 Convertible Securities Fund — Class I (Inception Date: July 6, 2015) returns after taxes on distributions and sale of fund shares	8.00%	3.78%
1290 Convertible Securities Fund — Class A (Inception Date: July 6, 2015) returns before taxes	8.36%	3.48%
1290 Convertible Securities Fund — Class R (Inception Date: July 6, 2015) returns before taxes	13.20%	5.14%
ICE BofAML All U.S. Convertibles Index (reflects no deduction for fees, expenses, or taxes)	13.70%	6.86%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team who are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	July 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	July 2015

Sub-Adviser: Palisade Capital Management, L.L.C. (“Palisade”)

Portfolio Managers: The individuals who are primarily responsible for the securities selection, research and trading for the Fund are:

Name	Title	Date Began Managing the Fund
William W. Lee	Managing Director and Senior Portfolio Manager, Convertible Securities of Palisade	July 2015
Mitchell Leung, CFA	Senior Vice President and Associate Portfolio Manager, Convertible Securities of Palisade	March 2018

The Adviser has been granted relief by the Securities and Exchange Commission (“SEC”) to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, changes to advisory contracts that result in an increase in the aggregate management fee rate paid by the Fund are still subject to shareholder approval. In addition, the Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser, unless the sub-advisory agreement is approved by the Fund’s shareholders. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be affected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services), 30 Dan Road, Canton, MA 02021-2809), or by mail (1290 Funds, PO Box 8947, Boston, MA 02266-8947). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

• $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

• No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s web site for more information.

CVSF